SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                                event reported):
                                 August 2, 2004


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


          DELAWARE                    1-4717                    44-0663509
 (State or other jurisdiction     (Commission file            (IRS Employer
        of incorporation)             number)             Identification Number)


                427 West 12th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 5.  Other Events

Kansas City Southern ("KCS" or "Company") announced on August 2, 2004, that James S. Brook has been appointed Vice President and Comptroller. See the Press Release attached hereto as Exhibit 99.1 for further information.



Item 7.          Financial Statements and Exhibits

(c) Exhibits

                 Exhibit No.  Document
                 (99)         Additional Exhibits

                 99.1 Press Release issued by Kansas City Southern dated August 2, 2004 entitled, "Kansas City Southern Announces Appointment of James S. Brook as Vice President and Comptroller," is attached hereto as
                              Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Kansas City Southern


Date: August 3, 2004         By:           /s/ Ronald G. Russ
                                  -------------------------------------------
                                               Ronald G. Russ
                            Executive Vice President and Chief Financial Officer

EXHIBIT 99.1

KANSAS CITY SOUTHERN                                            PRESS RELEASE
Cathedral Square - 427 West 12th Street - P.O. Box 219335
Kansas City, Missouri 64121-9335                                NYSE SYMBOL: KSU



     Date:        August 2, 2004

     Media Contact: Doniele Kane, 816-983-1372 or doniele.c.kane@kcsr.com


          Kansas City Southern Announces Appointment of James S. Brook
                        as Vice President and Comptroller

          Kansas City Southern (KCS) (NYSE: KSU) announced today that James S. Brook has been appointed vice president and comptroller. Mr. Brook joins KCS from Aquila, Inc., where he held a variety of senior executive positions from 1993 to 2004, most recently as vice president international regulation. From 1993 to 1999, he served as vice president controller and chief accounting officer.

         Mr. Brook has 20 years of management experience in electric and gas utilities and associated regulated and unregulated ventures. His skills range from corporate governance, international mergers and acquisitions and capital deployment to treasury, audit and regulatory and financial reporting.

         "We are pleased that Jim Brook will bring his financial and managerial expertise to KCS," said Ronald G. Russ, executive vice president and chief financial officer. "Jim brings a fresh perspective to the railroad industry that will be an asset as Kansas City Southern grows and strengthens in the NAFTA trade corridor."

         Mr. Brook holds a master of business administration with an emphasis on finance and marketing from the University of Kansas and a bachelor of commerce with a major of accounting and finance from the University of Manitoba. He is a chartered accountant, the Canadian equivalent to a certified public accountant.

         KCS is a transportation holding company that has railroad investments in the U.S., Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company, which serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the U.S., Canada and Mexico.

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